UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   April 29, 2005
                                                ______________________________



                      Abington Community Bancorp, Inc.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)




       Pennsylvania                    000-51077                  02-0724068
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



180 Old York Road, Jenkintown, Pennsylvania                          19046
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code    (215) 886-8280
                                                  ____________________________




                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On April 29, 2005, Abington Community Bancorp, Inc. (the "Company") reported its results of operations for the quarter ended March 31, 2005.

     For additional information, reference is made to the Company's press release dated April 29, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

          Exhibit No.    Description
          -----------    -----------

            99.1         Press Release, dated April 29, 2005


























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ABINGTON COMMUNITY BANCORP, INC.


                              By: /s/ Jack J. Sandoski
                                  -----------------------------------------
                                  Name:   Jack J. Sandoski
                                  Title:  Senior Vice President and
                                            Chief Financial Officer

Date: May 4, 2005







































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